UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2005 (May 5, 2005)

Raindance Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31045	84-1407805
(State of incorporation)	(Commission File Number)	IRS Employer Identification No.)

1157 Century Drive
Louisville, CO 80027

(Address of principal executive offices and zip code)

(800) 878-7326

(Registrant’s telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On May 6, 2005, Paul A. Berberian, in connection with his personal plan to complete his transition from the Company, submitted to the Company effective May 6, 2005 his resignation from the Company’s Board of Directors, including the office of Chairman of the Board. Mr. Berberian’s resignation was not due to any disagreement with the Company.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2005

RAINDANCE COMMUNICATIONS, INC.
By:	/s/ Nicholas J. Cuccaro
Nicholas J. Cuccaro
Chief Financial Officer